United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/2010

Date of Reporting Period: 10/31/2010

Item 1.                      Reports to Stockholders

Federated Muni and Stock Advantage Fund

Established 2003

A Portfolio of Federated Income Securities Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2010

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.95	$9.46	$12.08	$12.09	$11.10
Income From Investment Operations:
Net investment income	0.34	0.34	0.39	0.37	0.38
Net realized and unrealized gain (loss) on investments, written options, foreign currency transactions, futures contracts and swap contracts	0.56	0.49	(2.27)	0.20	0.96
TOTAL FROM INVESTMENT OPERATIONS	0.90	0.83	(1.88)	0.57	1.34
Less Distributions:
Distributions from net investment income	(0.33)	(0.34)	(0.39)	(0.38)	(0.35)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	—	—	(0.35)	(0.20)	—
TOTAL DISTRIBUTIONS	(0.33)	(0.34)	(0.74)	(0.58)	(0.35)
Net Asset Value, End of Period	$10.52	$9.95	$9.46	$12.08	$12.09
Total Return[1]	9.19%	9.07%	(16.39)%	4.79%	12.31%
Ratios to Average Net Assets:
Net expenses	1.00%[2]	1.00%[2]	1.00%[2]	1.00%[2]	1.00%[2]
Net investment income	3.23%	3.60%	3.47%	3.12%	3.32%
Expense waiver/reimbursement[3]	0.45%	0.47%	0.45%	0.44%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$348,191	$384,555	$404,311	$588,344	$465,673
Portfolio turnover	72%	80%	87%	72%	42%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.00%, 0.98%, 1.00%, 1.00% and 1.00% for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.94	$9.46	$12.07	$12.09	$11.10
Income From Investment Operations:
Net investment income	0.26	0.27	0.30	0.28	0.29
Net realized and unrealized gain (loss) on investments, written options, foreign currency transactions, futures contracts and swap contracts	0.56	0.48	(2.25)	0.19	0.97
TOTAL FROM INVESTMENT OPERATIONS	0.82	0.75	(1.95)	0.47	1.26
Less Distributions:
Distributions from net investment income	(0.25)	(0.27)	(0.31)	(0.29)	(0.27)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	—	—	(0.35)	(0.20)	—
TOTAL DISTRIBUTIONS	(0.25)	(0.27)	(0.66)	(0.49)	(0.27)
Net Asset Value, End of Period	$10.51	$9.94	$9.46	$12.07	$12.09
Total Return[1]	8.37%	8.14%	(16.95)%	3.93%	11.48%
Ratios to Average Net Assets:
Net expenses	1.75%[2]	1.75%[2]	1.75%[2]	1.75%[2]	1.75%[2]
Net investment income	2.48%	2.85%	2.72%	2.37%	2.58%
Expense waiver/reimbursement[3]	0.45%	0.47%	0.45%	0.44%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$50,781	$55,826	$59,324	$81,930	$70,323
Portfolio turnover	72%	80%	87%	72%	42%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.75%, 1.73%, 1.75%, 1.75% and 1.75% for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.94	$9.46	$12.07	$12.09	$11.10
Income From Investment Operations:
Net investment income	0.26	0.27	0.30	0.28	0.29
Net realized and unrealized gain (loss) on investments, written options, foreign currency transactions, futures contracts and swap contracts	0.56	0.48	(2.25)	0.19	0.97
TOTAL FROM INVESTMENT OPERATIONS	0.82	0.75	(1.95)	0.47	1.26
Less Distributions:
Distributions from net investment income	(0.25)	(0.27)	(0.31)	(0.29)	(0.27)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	—	—	(0.35)	(0.20)	—
TOTAL DISTRIBUTIONS	(0.25)	(0.27)	(0.66)	(0.49)	(0.27)
Net Asset Value, End of Period	$10.51	$9.94	$9.46	$12.07	$12.09
Total Return[1]	8.37%	8.15%	(16.95)%	3.94%	11.48%
Ratios to Average Net Assets:
Net expenses	1.75%[2]	1.75%[2]	1.75%[2]	1.75%[2]	1.75%[2]
Net investment income	2.48%	2.86%	2.72%	2.37%	2.57%
Expense waiver/reimbursement[3]	0.45%	0.47%	0.45%	0.44%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$101,822	$113,830	$122,165	$181,358	$122,419
Portfolio turnover	72%	80%	87%	72%	42%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.75%, 1.73%, 1.75%, 1.75% and 1.75% for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class F Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,			Period Ended 10/31/2007[1]
	2010	2009	2008
Net Asset Value, Beginning of Period	$9.95	$9.46	$12.08	$12.27
Income From Investment Operations:
Net investment income	0.33	0.35	0.39	0.14
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	0.57	0.49	(2.26)	(0.18)
TOTAL FROM INVESTMENT OPERATIONS	0.90	0.84	(1.87)	(0.04)
Less Distributions:
Distributions from net investment income	(0.33)	(0.35)	(0.40)	(0.15)
Distributions from net realized gain on investments and foreign currency transactions	—	—	(0.35)	—
TOTAL DISTRIBUTIONS	(0.33)	(0.35)	(0.75)	(0.15)
Net Asset Value, End of Period	$10.52	$9.95	$9.46	$12.08
Total Return[2]	9.21%	9.20%	(16.32)%	(0.31)%
Ratios to Average Net Assets:
Net expenses	0.99%[3]	0.89%[3]	0.92%[3]	0.96%[3,4]
Net investment income	3.24%	3.70%	3.58%	3.16%[4]
Expense waiver/reimbursement[5]	0.45%	0.47%	0.45%	0.44%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$18,299	$16,032	$13,588	$10,589
Portfolio turnover	72%	80%	87%	72%[6]
1	Reflects operations for the period from May 31, 2007 (date of initial investment) to October 31, 2007.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.99%, 0.87%, 0.92% and 0.96% for the years ended October 31, 2010, 2009 and 2008 and for the period ended October 31, 2007, respectively, after taking into account these expense reductions.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2010	Ending Account Value 10/31/2010	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,017.00	$5.08
Class B Shares	$1,000	$1,012.20	$8.88
Class C Shares	$1,000	$1,012.20	$8.88
Class F Shares	$1,000	$1,017.00	$5.13
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.16	$5.09
Class B Shares	$1,000	$1,016.38	$8.89
Class C Shares	$1,000	$1,016.38	$8.89
Class F Shares	$1,000	$1,020.11	$5.14
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.00%
Class B Shares	1.75%
Class C Shares	1.75%
Class F Shares	1.01%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended October 31, 2010, was 9.19% for Class A Shares, 8.37% for Class B Shares, 8.37% for Class C Shares and 9.21% for Class F Shares. The total return of the Morningstar Conservative Allocation Funds Average1 was 12.03%.

1	Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the category indicated. They do not reflect sales charges. The Fund's investment adviser has elected to change the Fund's broad-based securities market index for the tax-exempt municipal bond portion of the Fund's portfolio to the S&P/Investortools Municipal Bond Index (Main Index) from the Barclays Capital Municipal Bond Index (BCMB). The Main Index is more representative of the securities in which the tax-exempt municipal bond portion of the Fund's portfolio invests. The total return for the 12-month reporting period for the Fund's benchmark indexes, the Main Index and the Russell 1000® Value Index (RU1000V), were 8.06% and 15.7%, respectively. The total return of the BCMB was 7.78% for the 12-month reporting period. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (“AMT”). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCMB includes both zero coupon bonds and bonds subject to the AMT. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Main Index, BCMB and RU1000V are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The Main Index, BCMB and RU1000V are unmanaged, and it is not possible to invest directly in these indexes. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the Main Index, the BCMB or RU1000V.

Annual Shareholder Report

The Fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks and intermediate- and long-term, tax-exempt municipal bonds to achieve the Fund's primary income objective and secondary capital appreciation objective. The most significant factors affecting the Fund's performance during the reporting period were: (a) the Fund's allocation between stocks and tax-exempt municipal bonds; (b) the selection of equity securities of similar issuers (referred to as sectors) and the selection of equity sectors; (c) the selection of tax-exempt municipal securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities), different credit characteristics or different structural attributes; and (d) the effective duration of the Fund's tax-exempt municipal bond portfolio.

The following discussion will focus on the performance of the Fund's Class A Shares. The 9.19% total return of the Class A Shares for the reporting period consisted of 5.73% in price performance and 3.46% in reinvested dividends.

MARKET OVERVIEW

During the 12-month reporting period, global equity markets experienced extreme volatility. The first half of the Fund's fiscal year can be characterized in general by improving equity markets in anticipation of an economic recovery and continued company profitability. However, by April 2010, persistent worries regarding European sovereign risk contagion, U.S. financial reform uncertainties, continued policy tightening in China and mixed U.S. economic news releases all contributed to a significant negative market correction. During this period, investors also endured the U.S. market “flash crash,” the ongoing BP oil spill crises in the Gulf of Mexico and the end of the first home buyer credit, all of which further damaged consumer and market confidence. By September 2010, investors' fear of an economic double dip began to subside, as the Federal Reserve (the Fed) indicated that it was prepared to take further steps to stimulate the economy through a second round of quantitative easing, Basel III proposed guidelines offered some clarity around bank regulatory requirements, and companies in general continued to report improving profitability. The equity markets maintained an upward trajectory into the latter part of 2010.

The Standard and Poor's 500 Index (S&P 500)2 returned 16.52% and the Nasdaq Composite Index3 returned 23.87% for the reporting period. In general, for the full fiscal year, smaller market capitalization stocks outperformed larger capitalization stocks, growth outperformed value and cyclical stocks outperformed stocks defensively driven. Strong performance in the Consumer Discretionary, Materials, Industrials and Telecommunications sectors dominated relatively weaker performance in the Financials and Energy sectors during the reporting period.

2	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made directly in an index.
3	The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made directly in an index.
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U.S. Treasury yields declined during much of 2010 as optimism for a robust U.S. economic recovery faded and a consensus outlook for a gradual, prolonged economic recovery emerged. In addition, the decline in Treasury yields was supported by Fed policy, with a Fed funds target rate of between 0.00% and 0.25% and indications of renewed large-scale Fed purchases of Treasury securities intended to support low long-term market yields. During the 12-month reporting period, the 10-year U.S. Treasury yield ranged from 3.99% in April 2010 to 2.34% in October 2010, ending at 2.60%, down 80 basis points from a year earlier. The 30-year Treasury yield ranged from 4.84% to 3.51%, ending the reporting period at 3.99%, down 24 basis points during the period. The 2-year Treasury yield ended the period at 0.34%, down 55 basis points during the period.

Yields on tax-exempt municipal securities followed a similar pattern, generally declining during much of the period. Falling municipal yields were supported by strong demand from retail investors and mutual funds, combined with declining available supply of tax-exempt securities as many municipal borrowers issued taxable bonds under the federal Build America Bonds program. On net, Municipal Market Data (MMD)4 10- and 30-year, AAA tax-exempt municipal yields fell 24, 52 and 37 basis points, respectively, during the period. Intermediate- and long-term securities outperformed the total return of short-term securities and lower credit quality bonds outperformed higher credit quality securities.

4	MMD is a market data provider that produces daily generic yield curve of investment-grade municipal bonds based on a survey of municipal securities dealers and observed trades. The MMD AAA yield curve is a widely used reference for top credit quality municipal bonds in the marketplace. Investment-grade municipal bonds are rated at least BBB by Standard & Poor's or another nationally recognized statistical ratings organization (or are comparable unrated municipal bonds).

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PORTFOLIO ALLOCATION

During the 12-month reporting period, the Fund's portfolio was allocated between stocks and tax-exempt municipal bonds to reflect the Fund's primary investment objective of tax advantaged income5 and its secondary objective of capital appreciation. The factors used in the allocation decision were: (1) maintenance of at least 50% exposure to tax-exempt municipal securities in order to comply with Internal Revenue Service rules governing the payment of tax-exempt dividends from the tax-exempt municipal bond portion of the portfolio; (2) the Fund's ability to pay and maintain an attractive level of dividends; and (3) the expected relative total return of tax-exempt municipal bonds and stocks. The allocation at the end of the reporting period was 55.9% tax-exempt municipal bonds, 42.0% stocks and 2.1% cash equivalents. Managers skewed the portfolio allocation more heavily toward equities and away from tax-exempt municipal bonds later in the period, as they adopted a more aggressive stance.

The Fund's allocation had a material effect on performance because tax-exempt municipal bonds and stocks had divergent total returns. For the 12-month reporting period, the RU1000V posted a total return of 15.7% while the Main Index posted a total return of 8.06%. Weighting these benchmarks (60% Main Index and 40% RU1000V), the blended benchmark return was 11.12% for the reporting period. For the reporting period, the total return on the Fund's Class A Shares underperformed the weighted benchmark.

SECTOR AND SECURITY SELECTION  –  EQUITY STOCKS

The equity component return of the portfolio underperformed the RU1000V during the 12-month reporting period. During the reporting period, the Fund's equity portfolio managers focused on realization of the Fund's tax-advantaged income and total return objectives by purchasing and holding income producing equity securities with favorable valuation levels. Value strategies generally underperformed growth strategies and smaller capitalizations outperformed larger capitalizations during the reporting period, which were both negative influences on Fund portfolio performance.

Sector allocations positively contributed to the Fund's equity performance while stock selection negatively impacted performance. Overweights in the Industrials and Consumer Staples sectors and underweights in Financials and Energy enhanced the Fund's performance during the reporting period. Detracting from performance was a sector underweight in Utilities and a sector overweight in Consumer Discretionary. The Fund had notable positive stock selection in the Materials, Telecommunications and Consumer Staples sectors and negative selection in the Consumer Discretionary, Health Care and Industrials sectors.

5	Fund income may be subject to state and local taxes. Although this Fund pursues tax-advantaged income and seeks to invest primarily in securities whose interest is not subject to the federal alternative minimum tax, there are no assurances that it will achieve these goals.

Annual Shareholder Report

SECURITY SELECTION  –  TAX-EXEMPT MUNICIPAL BONDS

The bond portfolio manager's strategies were to: (1) invest only in tax-exempt municipal bonds whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals or corporations; (2) maintain exposure to intermediate- and long-term tax-exempt municipal bonds to capture the income advantages of such securities relative to tax-exempt municipal bonds with shorter maturities; (3) maintain a significant weighting in low investment-grade and non-investment grade bonds,6 or equivalents, given their income advantages; and (4) adjusting portfolio duration,7or sensitivity to interest rates, and yield curve exposures in an effort to enhance bond portfolio total return as market interest rates fluctuated.8

The performance of the tax-exempt municipal bond component of the Fund's portfolio outperformed the return of the Main Index during the period. This outperformance was partly due to overweight allocations in Hospital, Senior Care and Industrial revenue bonds — each a sector which outperformed the Main Index — and underweight allocations in tax-supported state and local general obligation bonds — each a sector which underperformed the Main Index. In addition, the overweight allocation to mid and lower quality investment grade bonds (those rated A/A and BBB/Baa) contributed to favorable relative performance as such securities outperformed the Main Index.

Individual bond selection also contributed to favorable relative performance, particularly related to mid- to low-investment grade securities in the Tobacco, Special Tax and state & local General Obligation sectors that outperformed the return associated with their sector and credit rating.

DURATION  –  TAX-EXEMPT MUNICIPAL BONDS

Duration management remained a component of the Fund's investment strategy. During the 12-month reporting period, the duration of the Fund's tax-exempt municipal bond portfolio averaged 6.7 years, which was longer than the average 6.2-year duration of the Main Index. This longer duration reflected the Fund's focus on intermediate and long-term securities given their yield advantages. The Fund's longer duration relative to the Main Index provided a positive contribution to Fund relative performance as municipal market yields fell during the period.

6	Investment grade securities are securities that are rated at least BBB or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least BBB or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
7	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
8	Bond prices are sensitive to changes in interest rates and interest rate spreads between bonds or varying credit quality. A rise in interest rates or interest rate spreads can cause a decline in their prices.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Muni and Stock Advantage Fund (Class A Shares) (the “Fund”) from September 26, 2003 (start of performance) to October 31, 2010, compared to the S&P/Investortools Municipal Bond Index (Main Index),2 the Barclays Capital Municipal Bond Index (BCMB)2 and the Russell 1000 Value Index (RU1000V).2

Average Annual Total Returns[3] for the Period Ended 10/31/2010
1 Year	3.17%
5 Years	2.05%
Start of Performance (9/26/2003)	4.04%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Main Index, BCMB and the RU1000V have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund's investment adviser has elected to change the Fund's broad-based securities market index to the Main Index from the BCMB. The Main Index is more representative of the securities in which the Fund invests. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCMB includes both zero coupon bonds and bonds subject to the AMT. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Main Index, BCMB and RU1000V are not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The Main Index, BCMB and RU1000V are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Muni and Stock Advantage Fund (Class B Shares) (the “Fund”) from September 26, 2003 (start of performance) to October 31, 2010, compared to the S&P/Investortools Municipal Bond Index (Main Index),2 the Barclays Capital Municipal Bond Index (BCMB)2 and the Russell 1000 Value Index (RU1000V).2

Average Annual Total Returns[3] for the Period Ended 10/31/2010
1 Year	2.87%
5 Years	2.09%
Start of Performance (9/26/2003)	4.02%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Main Index, BCMB and the RU1000V have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund's investment adviser has elected to change the Fund's broad-based securities market index to the Main Index from the BCMB. The Main Index is more representative of the securities in which the Fund invests. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCMB includes both zero coupon bonds and bonds subject to the AMT. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Main Index, BCMB and RU1000V are not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The Main Index, BCMB and RU1000V are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT – CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Muni and Stock Advantage Fund (Class C Shares) (the “Fund”) from September 26, 2003 (start of performance) to October 31, 2010, compared to the S&P/Investortools Municipal Bond Index (Main Index),2 the Barclays Capital Municipal Bond Index (BCMB)2 and the Russell 1000 Value Index (RU1000V).2

Average Annual Total Returns[3] for the Period Ended 10/31/2010
1 Year	7.37%
5 Years	2.44%
Start of Performance (9/26/2003)	4.02%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the 1.00% contingent deferred sales charge, as applicable.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Main Index, BCMB and RU1000V have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund's investment adviser has elected to change the Fund's broad-based securities market index to the Main Index from the BCMB. The Main Index is more representative of the securities in which the Fund invests. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCMB includes both zero coupon bonds and bonds subject to the AMT. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Main Index, BCMB and RU1000V are not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The Main Index, BCMB and RU1000V are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT – CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated Muni and Stock Advantage Fund (Class F Shares) (the “Fund”) from May 31, 2007 (start of performance) to October 31, 2010, compared to the S&P/Investortools Municipal Bond Index (Main Index),2 the Barclays Capital Municipal Bond Index (BCMB)2 and the Russell 1000 Value Index (RU1000V).2

Average Annual Total Returns[3] for the Period Ended 10/31/2010
1 Year	7.13%
Start of Performance (5/31/2007)	-0.69%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Main Index, BCMB and RU1000V have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund's investment adviser has elected to change the Fund's broad-based securities market index to the Main Index from the BCMB. The Main Index is more representative of the securities in which the Fund invests. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The BCMB is an unmanaged market value-weighted index for the long-term, tax-exempt bond market. To be included in the BCMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have an issue date after December 31, 1990, and must be at least one year from their maturity date. The BCMB includes both zero coupon bonds and bonds subject to the AMT. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Main Index, BCMB and RU1000V are not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The Main Index, BCMB and RU1000V are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)

At October 31, 2010, the Fund's portfolio composition1 was as follows:

Sector	Percentage of Total Net Assets
Tax-Exempt, Fixed Income Securities	55.9%
Equity Securities	42.0%
Other Securities[2],3	0.0%
Derivative Contracts[4]	(0.3)%
Cash Equivalents[5]	1.6%
Other Assets and Liabilities — Net[6]	0.8%
TOTAL	100.0%

At October 31, 2010, the Fund's sector composition7 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Telecommunication Services	16.4%
Consumer Staples	16.0%
Health Care	15.4%
Energy	13.0%
Financials	10.2%
Utilities	9.2%
Industrials	7.5%
Consumer Discretionary	5.4%
Materials	3.9%
Information Technology	3.0%
TOTAL	100.0%

Annual Shareholder Report

At October 31, 2010, the Fund's sector composition8 for its tax-exempt securities was as follows:

Sector Composition	Percentage of Municipal Securities
Hospital	15.9%
Transportation	10.6%
Special Tax	10.1%
Industrial Revenue	9.3%
Public Power	9.3%
General Obligation — Local	8.8%
General Obligation — State	7.1%
Water and Sewer	7.0%
Education	6.5%
Pre-refunded	5.0%
Other[9]	10.4%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Other Securities include purchased put options.
3	Represents less than 0.1%.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps as described in the Fund's Prospectus and Statement of Additional Information. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Cash Equivalents include any investments in tax-exempt, variable rate instruments.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
7	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
8	Sector classifications and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third party including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
9	For purposes of this table, sector classifications constitute 89.6% of the Fund's total investments in tax-exempt securities. Remaining tax-exempt security sectors have been aggregated under the designation “Other.”
Annual Shareholder Report

Portfolio of Investments

October 31, 2010

Principal Amount or Shares		Value
	COMMON STOCKS – 42.0%
	Consumer Discretionary – 2.2%
63,700	Cinemark Holdings, Inc.	1,117,935
35,050	Foot Locker, Inc.	558,346
49,730	Genuine Parts Co.	2,380,078
35,170	Home Depot, Inc.	1,086,050
157,570	Leggett and Platt, Inc.	3,211,277
30,200	National CineMedia, Inc.	559,304
202,920	Regal Entertainment Group	2,739,420
	TOTAL	11,652,410
	Consumer Staples – 6.7%
268,605	Altria Group, Inc.	6,827,939
42,900	British American Tobacco PLC, ADR	3,270,267
48,100	ConAgra Foods, Inc.	1,081,769
15,770	Diageo PLC, ADR	1,166,980
100,700	Heinz (H.J.) Co.	4,945,377
66,755	Kimberly-Clark Corp.	4,228,262
107,320	Philip Morris International, Inc.	6,278,220
107,300	Reynolds American, Inc.	6,963,770
	TOTAL	34,762,584
	Energy – 5.5%
78,185	Chevron Corp.	6,458,863
107,315	ConocoPhillips	6,374,511
80,710	ENI SpA, ADR	3,626,300
35,200	Royal Dutch Shell PLC, ADR	2,285,536
137,960	Ship Finance International Ltd.	2,774,376
39,290	Teekay Shipping Corp.	1,249,422
103,780	Total SA, ADR	5,653,934
	TOTAL	28,422,942
	Financials – 4.3%
146,200	Cincinnati Financial Corp.	4,304,128
31,000	Cullen Frost Bankers, Inc.	1,625,640
369,100	Hudson City Bancorp, Inc.	4,300,015
21,590	M & T Bank Corp.	1,613,852
102,300	Mercury General Corp.	4,345,704
73,437	NYSE Euronext	2,250,110
Annual Shareholder Report

Principal Amount or Shares		Value
198,600	Old Republic International Corp.	2,621,520
38,700	Validus Holdings Ltd.	1,097,532
	TOTAL	22,158,501
	Health Care – 6.4%
116,460	AstraZeneca Group PLC, ADR	5,876,572
30,800	Bayer AG, ADR	2,310,924
197,550	Bristol-Myers Squibb Co.	5,314,095
137,100	GlaxoSmithKline PLC, ADR	5,352,384
17,235	Johnson & Johnson	1,097,352
132,255	Lilly (Eli) & Co.	4,655,376
110,690	Merck & Co., Inc.	4,015,833
281,080	Pfizer, Inc.	4,890,792
	TOTAL	33,513,328
	Industrials – 3.2%
79,100	Deluxe Corp.	1,616,804
89,400	Donnelley (R.R.) & Sons Co.	1,649,430
617,855	General Electric Co.	9,898,037
30,800	Lockheed Martin Corp.	2,195,732
15,960	United Parcel Service, Inc.	1,074,747
	TOTAL	16,434,750
	Information Technology – 1.3%
116,600	Maxim Integrated Products, Inc.	2,525,556
72,140	Microchip Technology, Inc.	2,321,465
164,090	Nokia Oyj, ADR, Class A	1,752,481
	TOTAL	6,599,502
	Materials – 1.6%
157,400	CRH PLC, ADR	2,781,258
91,070	Huntsman Corp.	1,261,319
44,435	MeadWestvaco Corp.	1,143,313
108,885	RPM International, Inc.	2,255,008
32,020	Sonoco Products Co.	1,072,670
	TOTAL	8,513,568
	Telecommunication Services – 6.9%
314,515	AT&T, Inc.	8,963,677
197,525	BCE, Inc.	6,619,063
189,065	CenturyLink, Inc.	7,823,510
237,378	Deutsche Telekom AG-ADR	3,420,617
Annual Shareholder Report

Principal Amount or Shares		Value
203,970	Verizon Communications	6,622,906
84,010	Vodafone Group PLC, ADR	2,311,115
	TOTAL	35,760,888
	Utilities – 3.9%
76,900	Ameren Corp.	2,228,562
87,915	DPL, Inc.	2,294,581
35,300	DTE Energy Co.	1,650,628
36,000	Entergy Corp.	2,683,080
29,800	FirstEnergy Corp.	1,082,336
107,530	National Grid PLC, ADR	5,105,524
187,500	NiSource, Inc.	3,245,625
67,085	PPL Corp.	1,804,587
	TOTAL	20,094,923
	TOTAL COMMON STOCKS (IDENTIFIED COST $209,155,403)	217,913,396
	MUNICIPAL BONDS – 55.9%
	Alabama – 0.5%
$1,050,000	Courtland, AL IDB, (International Paper Co.), PCR Refunding Bonds (Series 2005A), 5.000%, 06/01/2025	1,061,309
1,370,000	Montgomery, AL BMC Special Care Facilities Finance Authority, (Health Care Authority for Baptist Health, AL), Revenue Refunding Bonds (Series 2004-C), 5.125%, 11/15/2024	1,377,658
	TOTAL	2,438,967
	Arizona – 1.9%
5,525,000	Phoenix, AZ Civic Improvement Corp. — Excise Tax, Excise Tax Revenue Bonds, 5.000%, (FGIC INS, National Public Finance Guarantee Corporation INS), 07/01/2030	5,705,667
1,750,000	Pima County, AZ IDA, (Tucson Electric Power Co.), IDRBs (Series 2010A), 5.250%, 10/01/2040	1,742,073
2,000,000	Salt River Project, AZ Agricultural Improvement & Power District, Electric System Revenue Bonds (Series 2008A), 5.000%, 01/01/2028	2,175,500
	TOTAL	9,623,240
	California – 4.1%
570,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds (Series 2004I), 4.95% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	620,359
100,000	California Infrastructure & Economic Development Bank, (Walt Disney Family Museum), Revenue Bonds (Series 2008), 5.000%, 02/01/2023	106,757
3,000,000	California State, UT GO Bonds, 5.000%, 11/01/2022	3,219,210
3,000,000	California State, Various Purpose UT GO Bonds, 6.000%, 04/01/2038	3,343,590
Annual Shareholder Report

Principal Amount or Shares			Value
$100,000		California Statewide Communities Development Authority, (Daughters of Charity Health System), Revenue Bonds (Series 2005A), 5.250%, 07/01/2035	92,208
100,000		California Statewide Communities Development Authority, (Front Porch at Walnut Village), Revenue Bonds (Series 2007A), 5.125%, 04/01/2037	94,009
300,000		Eastern Municipal Water District of Riverside County, CA, Water & Sewer Revenue Fixed Rate COP (Series 2008H), 5.000%, 07/01/2026	323,955
1,390,000		Los Angeles, CA USD, UT GO Bonds (Series 2009D), 5.000%, 01/01/2034	1,442,403
200,000	[1]	Regents of the University of California Medical Center, LIBOR Floating Rate Index Bonds (Series 2007C-2), (National Public Finance Guarantee Corporation INS), 0.987%, 05/15/2043	113,560
5,000,000		Regents of University of California, General Revenue Bonds (Series 2009O), 5.750%, 05/15/2029	5,824,550
3,000,000		San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Series 2009E), 6.000%, 05/01/2039	3,370,770
1,000,000		Trustees of the California State University, Revenue Bonds (Series A), 5.125%, (AMBAC INS), 11/01/2026	1,027,000
1,545,000		Yucaipa Valley Water District, CA, Water System Revenue COP (Series 2004A), 5.250%, (National Public Finance Guarantee Corporation INS), 09/01/2023	1,583,316
		TOTAL	21,161,687
		Colorado – 1.2%
710,000		Colorado Health Facilities Authority, (Evangelical Lutheran Good Samaritan Society), Health Facilities Revenue Bonds (Series 2004A), 5.250%, 06/01/2034	710,881
495,000		Colorado Health Facilities Authority, (Evangelical Lutheran Good Samaritan Society), Health Facilities Revenue Bonds (Series 2005), 5.250%, 06/01/2023	512,008
600,000		Colorado Health Facilities Authority, (Total Longterm Care National Obligated Group), Revenue Bonds (Series 2010A), 6.000%, 11/15/2030	608,106
430,000		Colorado State Higher Education Capital Construction Lease Purchase Financing Program, COP (Series 2008), 5.500%, (United States Treasury and Agency PRF 11/1/2018@100), 11/01/2027	530,439
1,160,000		Colorado State Higher Education Capital Construction Lease Purchase Financing Program, COP (Series 2008), 5.500%, 11/01/2027	1,266,569
1,250,000		Conservatory Metropolitan District, CO, LT GO Bonds, 6.750%, (United States Treasury PRF 12/1/2013@102), 12/01/2034	1,465,513
1,000,000		Denver, CO Health & Hospital Authority, Revenue Bonds, 6.250%, (United States Treasury PRF 12/1/2014@100), 12/01/2033	1,201,840
		TOTAL	6,295,356
Annual Shareholder Report

Principal Amount or Shares		Value
	Delaware – 0.3%
$1,500,000	Delaware EDA, (NRG Energy, Inc.), Exempt Facility Revenue Bonds (Series 2010), 5.375%, 10/01/2045	1,494,060
	District of Columbia – 1.2%
5,000,000	District of Columbia, UT GO Bonds (Series 2004A), 5.000%, (Assured Guaranty Municipal Corp. INS), 06/01/2025	5,265,100
1,000,000	Washington Metropolitan Area Transit Authority, Gross Revenue Transit Bonds (Series 2009A), 5.125%, 07/01/2032	1,079,420
	TOTAL	6,344,520
	Florida – 3.8%
1,265,000	Broward County, FL Airport System, Airport System Revenue Refunding Bonds (Series 2009O), 5.375%, 10/01/2029	1,350,350
630,000	East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2005), 5.450%, 05/01/2036	561,009
3,000,000	Florida State Education System, Facilities Revenue Bonds (Series 2005A), 5.000%, (National Public Finance Guarantee Corporation INS), 05/01/2027	3,106,440
1,100,000	Miami-Dade County, FL Aviation, Revenue Bonds (Series 2008B), 5.000%, (Assured Guaranty Corp. INS), 10/01/2023	1,184,854
1,250,000	Miami-Dade County, FL Expressway Authority, Toll System Revenue Bonds (Series 2010), 5.000%, 07/01/2040	1,271,988
355,000	Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds, 6.000%, 05/01/2020	334,406
5,000,000	Orlando, FL Utilities Commission, Utility System Revenue Bonds (Series 2009A), 5.250%, 10/01/2039	5,405,850
3,000,000	Palm Beach County, FL, Public Improvement Revenue Bonds (Series 2008-2), 5.375%, 11/01/2028	3,321,330
1,670,000	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2006), 5.400%, 05/01/2037	1,341,427
1,500,000	Volusia County, FL Education Facility Authority, (Embry-Riddle Aeronautical University, Inc.), Educational Facilities Refunding Revenue Bonds (Series 2005), 5.000%, (Radian Asset Assurance, Inc. INS), 10/15/2025	1,513,080
480,000	Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.650%, 05/01/2037	460,296
	TOTAL	19,851,030
	Georgia – 2.2%
5,000,000	Athens-Clarke County, GA Water & Sewerage, Revenue Bonds (Series 2008), 5.625%, 01/01/2028	5,680,750
3,000,000	Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.250%, 11/01/2034	3,392,310
615,000	Atlanta, GA, (Eastside Tax Allocation District), Tax Allocation Bonds (Series 2005B), 5.600%, 01/01/2030	620,221
Annual Shareholder Report

Principal Amount or Shares		Value
$1,500,000	DeKalb Private Hospital Authority, GA, (Children's Healthcare of Atlanta, Inc.), Revenue Anticipation Certificates (Series 2009), 5.000%, 11/15/2024	1,606,995
	TOTAL	11,300,276
	Guam – 0.1%
565,000	Guam Government LO (Section 30), Bonds (Series 2009A), 5.625%, 12/01/2029	591,352
	Hawaii – 1.2%
4,500,000	Hawaii State Airport System, Revenue Bonds (Series 2010A), 5.000%, 07/01/2039	4,598,415
1,250,000	Hawaii State Department of Budget & Finance, (Hawaiian Electric Co., Inc.), Special Purpose Revenue Bonds (Series 2009), 6.500%, 07/01/2039	1,381,450
	TOTAL	5,979,865
	Illinois – 1.8%
2,615,000	Chicago, IL Housing Authority Capital Program, Refunding Revenue Bonds, 5.000%, (Assured Guaranty Municipal Corp. INS), 07/01/2017	2,955,682
1,180,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2005A), 5.250%, (National Public Finance Guarantee Corporation INS), 01/01/2026	1,235,319
415,000	DuPage County, IL, (Naperville Campus LLC), Special Tax Bonds (Series 2006), 5.625%, 03/01/2036	338,474
1,000,000	Illinois Finance Authority, (Friendship Village of Schaumburg), Revenue Bonds (Series 2005A), 5.625%, 02/15/2037	825,000
875,000	Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.000%, 05/15/2025	817,836
625,000	Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.000%, 05/15/2037	544,006
1,000,000	Illinois Finance Authority, (Navistar International Corp.), Recovery Zone Facility Revenue Bonds (Series 2010), 6.500%, 10/15/2040	1,037,510
1,500,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2010A), 5.500%, 06/15/2050	1,581,285
	TOTAL	9,335,112
	Indiana – 1.6%
2,500,000	Indiana Health & Educational Facility Financing Authority, (Baptist Homes of Indiana), Revenue Bonds (Series 2005), 5.250%, 11/15/2035	2,399,100
2,000,000	Indiana Health & Educational Facility Financing Authority, (Community Foundation of Northwest Indiana), Hospital Revenue Bonds (Series 2007), 5.500%, 03/01/2037	2,010,460
3,000,000	Indiana State Finance Authority, (King's Daughters Hospital), Hospital Revenue Bonds (Series 2010), 5.500%, 08/15/2040	2,885,100
Annual Shareholder Report

Principal Amount or Shares		Value
$2,500,000	St. Joseph County, IN Hospital Authority, (Madison Center Obligated Group), Health Facilities Revenue Bonds (Series 2005), 5.375%, 02/15/2034	956,250
	TOTAL	8,250,910
	Iowa – 0.3%
2,035,000	Iowa Finance Authority, (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2007A), 5.500%, 11/15/2037	1,413,104
	Kansas – 0.5%
2,605,000	Kansas State Development Finance Authority, (Adventist Health System/Sunbelt Obligated Group), Hospital Revenue Bonds (Series 2009D), 5.000%, 11/15/2029	2,732,515
	Louisiana – 0.4%
1,000,000	St. John the Baptist Parish, LA, (Marathon Oil Corp.), Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.350%, 12/01/2013	1,000,050
1,000,000	St. John the Baptist Parish, LA, (Marathon Oil Corp.), Revenue Bonds (Series 2007A), 5.125%, 06/01/2037	988,790
	TOTAL	1,988,840
	Maryland – 0.4%
530,000	Maryland State Economic Development Corp., (CONSOL Energy, Inc.), Port Facilities Refunding Revenue Bonds (Series 2010), 5.750%, 09/01/2025	541,130
925,000	Maryland State Economic Development Corp., (Ports America Chesapeake, Inc.), Revenue Bonds (Series B), 5.750%, 06/01/2035	963,693
500,000	Maryland State IDFA, (Our Lady of Good Counsel High School), EDRBs (Series 2005A), 6.000%, 05/01/2035	496,195
	TOTAL	2,001,018
	Massachusetts – 2.3%
5,000,000	Massachusetts Bay Transportation Authority General Transportation System, Assessment Bonds (Series 2008A), 5.250%, 07/01/2034	5,457,450
2,600,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds (Series 2010B), 5.000%, 01/01/2032	2,734,576
3,195,000	Massachusetts HEFA, (Northeastern University), Revenue Bonds (Series 2010A), 5.000%, 10/01/2025	3,465,361
	TOTAL	11,657,387
	Michigan – 2.2%
4,370,000	Detroit, MI, UT GO Bonds (Series 2008-A), 5.000%, (Assured Guaranty Corp. INS), 04/01/2024	4,315,200
2,000,000	Kalamazoo, MI Hospital Finance Authority, (Bronson Methodist Hospital), Hospital Revenue Bonds (Series 2006), 5.250%, (Assured Guaranty Municipal Corp. INS), 05/15/2036	2,063,580
Annual Shareholder Report

Principal Amount or Shares			Value
$2,500,000		Michigan State Hospital Finance Authority, (Henry Ford Health System, MI), Refunding Revenue Bonds (Series 2006A), 5.250%, 11/15/2032	2,519,225
1,000,000		Michigan State Hospital Finance Authority, (Oakwood Obligated Group), Revenue Bonds, 5.500%, 11/01/2013	1,075,780
1,500,000		Saginaw, MI Hospital Finance Authority, (Covenant Medical Center, Inc.), Hospital Revenue Refunding Bonds (Series 2010H), 5.000%, 07/01/2030	1,475,910
		TOTAL	11,449,695
		Missouri – 0.7%
1,500,000		Missouri Development Finance Board, (Branson, MO), Infrastructure Facilities Revenue Bonds (Series 2004A), 5.250%, 12/01/2019	1,586,205
2,000,000		Missouri State HEFA, (BJC Health System, MO), Health Facilities Revenue Bonds, 5.250%, 05/15/2018	2,149,720
		TOTAL	3,735,925
		Nevada – 0.6%
495,000		Clark County, NV, (Summerlin-Mesa SID No. 151), Special Assessment Revenue Bonds (Series 2005), 5.000%, 08/01/2025	353,089
2,000,000		Clark County, NV, IDRBs (Series 2003C), 5.45% TOBs (Southwest Gas Corp.), Mandatory Tender 3/1/2013	2,126,160
245,000		Henderson, NV, (Falls at Lake Las Vegas LID No. T-16), LID No. T-16 LT Obligation Improvement Bonds, 5.100%, 03/01/2022	125,469
580,000		Henderson, NV, (Falls at Lake Las Vegas LID No. T-16), LID No. T-16 LT Obligation Improvement Bonds, 5.125%, 03/01/2025	296,003
		TOTAL	2,900,721
		New Jersey – 0.8%
770,000		New Jersey EDA, (Winchester Gardens at Ward Homestead), First Mortgage Refunding Revenue Bonds (Series 2004A), 4.800%, 11/01/2013	799,060
3,050,000		Tobacco Settlement Financing Corp., NJ, Revenue Bonds, 7.000%, (United States Treasury PRF 6/1/2013@100), 06/01/2041	3,542,697
		TOTAL	4,341,757
		New Mexico – 0.5%
2,000,000		Albuquerque Bernalillo County, NM Water Utility Authority, Joint Water & Sewer System Improvement Revenue Bonds (Series 2009A-1), 5.250%, 07/01/2034	2,204,680
500,000	[2,3]	Jicarilla, NM Apache Nation, Revenue Bonds, 5.500%, 09/01/2023	528,010
		TOTAL	2,732,690
		New York – 4.4%
200,000		Long Island Power Authority, NY, Electric System Revenue Bonds (Series C), 5.000%, 09/01/2022	207,598
Annual Shareholder Report

Principal Amount or Shares			Value
$2,650,000		New York City Liberty Development Corp., (Goldman Sachs Group, Inc.), Revenue Bonds (Series 2005), 5.250%, 10/01/2035	2,769,250
600,000		New York City Liberty Development Corp., (One Bryant Park LLC), Second Priority Liberty Revenue Refunding Bonds (Series 2010 Class 2), 5.625%, 07/15/2047	625,110
4,000,000	[1]	New York City, NY IDA, (Yankee Stadium LLC), CPI PILOT Revenue Bonds (Series 2006), (FGIC INS), 2.055%, 03/01/2021	3,039,560
665,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Revenue Bonds (Series 2009A), 5.750%, 06/15/2040	759,596
2,000,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Second General Resolution Revenue Bonds (Series Fiscal 2009EE), 5.250%, 06/15/2040	2,179,280
2,000,000		New York City, NY Transitional Finance Authority, Building Aid Revenue Bonds (Series 2009 S-5), 5.000%, 01/15/2031	2,108,600
5,000,000		New York City, NY, UT GO Bonds (Series 2009E-1), 5.250%, 10/15/2017	5,933,150
5,000,000		Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2009A-2), 5.000%, 11/15/2029	5,452,250
		TOTAL	23,074,394
		North Carolina – 2.4%
4,000,000		Johnston Memorial Hospital Authority, NC, (Johnston Memorial Hospital), FHA Insured Mortgage Revenue Bonds (Series 2008), 5.250%, (Assured Guaranty Municipal Corp. INS), 10/01/2024	4,392,280
2,750,000		North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 2009C), 5.000%, 01/01/2026	2,937,962
1,000,000		North Carolina Medical Care Commission, (Arc of North Carolina Projects), Health Care Housing Revenue Bonds (Series 2004A), 5.800%, 10/01/2034	1,018,330
2,000,000		North Carolina Medical Care Commission, (Pennybyrn at Maryfield), Healthcare Facilities Revenue Bonds (Series 2005A), 5.650%, 10/01/2025	1,711,800
625,000		North Carolina Municipal Power Agency No. 1, Electric Revenue Refunding Bonds (Series 2009A), 5.000%, 01/01/2030	657,481
1,535,000		North Carolina Municipal Power Agency No. 1, Revenue Bonds (Series 2008C), 5.250%, 01/01/2020	1,753,124
		TOTAL	12,470,977
		Ohio – 2.3%
2,850,000		American Municipal Power-Ohio, Inc., (American Municipal Power, Prairie State Energy Campus Project), Revenue Bonds (Series 2008A), 5.000%, 02/15/2016	3,222,010
1,680,000		Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.500%, 06/01/2047	1,404,749
Annual Shareholder Report

Principal Amount or Shares		Value
$2,545,000	Ohio State Air Quality Development Authority, (FirstEnergy Solutions Corp.), Revenue Bonds (Series 2009A), 5.700%, 08/01/2020	2,865,161
1,000,000	Ohio State Higher Educational Facility Commission, (Mount Union College), Revenue Bonds, 5.250%, 10/01/2026	1,056,660
2,715,000	Ohio State Higher Educational Facility Commission, (Summa Health System), Hospital Facilities Revenue Bonds (Series 2010), 5.750%, 11/15/2040	2,766,802
375,000	Toledo-Lucas County, OH Port Authority, (Crocker Park Public Improvement Project), Special Assessment Revenue Bonds, 5.250%, 12/01/2023	370,444
400,000	Toledo-Lucas County, OH Port Authority, (CSX Corp.), Revenue Bonds, 6.450%, 12/15/2021	470,356
	TOTAL	12,156,182
	Pennsylvania – 4.4%
300,000	Allegheny County, PA Higher Education Building Authority, (Chatham College), Revenue Bonds (Series 2002B), 5.250%, 11/15/2016	300,348
1,300,000	Allegheny County, PA IDA, (United States Steel Corp.), Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.500%, 11/01/2016	1,337,427
1,000,000	Allegheny County, PA IDA, (United States Steel Corp.), Environmental Improvement Revenue Refunding Bonds (Series 2009), 6.500%, 05/01/2017	1,079,550
1,000,000	Lycoming County PA Authority, (Susquehanna Health System), Revenue Bonds (Series A), 5.750%, 07/01/2039	1,039,330
4,120,000	Montgomery County, PA Higher Education & Health Authority Hospital, (Dickinson College), Revenue Bonds (Series 2006FF1), 5.000%, (CIFG Assurance NA INS), 05/01/2028	4,305,194
1,000,000	Northampton County, PA General Purpose Authority, (St. Lukes Hospital of Bethlehem), Hospital Revenue Bonds (Series 2008A), 5.250%, 08/15/2024	1,033,500
2,500,000	Northampton County, PA General Purpose Authority, (St. Lukes Hospital of Bethlehem), Hospital Revenue Bonds (Series 2008A), 5.500%, 08/15/2035	2,545,750
250,000	Pennsylvania State Higher Education Facilities Authority, (Dickinson College), Revenue Bonds (Series 2003AA1), 5.000%, (Radian Asset Assurance, Inc. INS), 11/01/2026	253,407
500,000	Pennsylvania State Higher Education Facilities Authority, (Messiah College), Revenue Bonds (Series AA), 5.500%, (Radian Asset Assurance, Inc. INS), 11/01/2022	513,910
3,000,000	Pennsylvania State Turnpike Commission, Turnpike Subordinate Revenue Bonds (Series 2009D), 5.500%, 12/01/2041	3,189,420
500,000	Philadelphia Authority for Industrial Development, (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 07/01/2035	440,415
Annual Shareholder Report

Principal Amount or Shares		Value
$2,650,000	Philadelphia, PA Gas Works, Revenue Bonds (Ninth Series 1998 General Ordinance), 5.250%, 08/01/2040	2,672,737
4,000,000	Philadelphia, PA Water & Wastewater System, Water and Wastewater Revenue Bonds (Series 2009A), 5.250%, 01/01/2032	4,253,600
	TOTAL	22,964,588
	Puerto Rico – 0.6%
3,000,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds (First Subordinate Series 2009A), 6.000%, 08/01/2042	3,345,420
	South Carolina – 1.1%
2,200,000	Georgetown County, SC Environmental Improvements, (International Paper Co.), Refunding Revenue Bonds, 5.700%, 04/01/2014	2,394,238
725,000	Lancaster County, SC, (Sun City Carolina Lakes Improvement District), Assessment Revenue Bonds (Series 2006), 5.450%, 12/01/2037	616,366
2,500,000	South Carolina State Public Service Authority (Santee Cooper), Revenue Obligations (Series 2008A), 5.500%, 01/01/2038	2,775,625
	TOTAL	5,786,229
	South Dakota – 0.8%
4,020,000	Educational Enhancement Funding Corp., SD, Tobacco Revenue Bonds (Series 2002B), 6.500%, 06/01/2032	4,117,485
	Texas – 4.2%
1,545,000	Bexar County, HFDC, (Army Retirement Residence Foundation), Refunding Revenue Bonds (Series 2007), 5.000%, 07/01/2033	1,406,367
5,000,000	Dallas, TX Area Rapid Transit, Senior Lien Sales Tax Revenue Bonds, 5.250%, 12/01/2038	5,420,900
1,000,000	Decatur, TX Hospital Authority, (Wise Regional Health System), Hospital Revenue Bonds (Series 2004A), 7.125%, 09/01/2034	1,010,120
3,570,000	Harris County, TX Cultural Education Facilities Finance Corp., (Methodist Hospital, Harris County, TX), Revenue Bonds (Series 2008B), 5.250%, 12/01/2016	4,101,680
1,000,000	Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), Refunding Revenue Bonds (Series 2008), 5.750%, 05/15/2023	1,091,780
500,000	North Central Texas HFDC, (Children's Medical Center of Dallas), Hospital Revenue Refunding Bonds (Series 2002), 5.250%, (AMBAC INS), 08/15/2022	517,810
500,000	Sabine River Authority, TX, (Southwestern Electric Power Co.), PCR Refunding Bonds (Series 2006), 4.950%, (National Public Finance Guarantee Corporation INS), 03/01/2018	537,065
250,000	Sabine River Authority, TX, (Texas Competitive Electric Holdings Co. LLC), PCR Refunding Bonds (Series 2003B), 6.150%, 08/01/2022	87,500
2,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp., (Air Force Village), Retirement Facility Revenue Bonds (Series 2007), 5.125%, 05/15/2037	1,771,420
Annual Shareholder Report

Principal Amount or Shares		Value
$2,965,000	Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Senior Lien Revenue Bonds (Series 2006A), 5.250%, 12/15/2026	3,003,516
2,905,000	Texas State Department of Housing & Community Affairs, Residential Mortgage Revenue Bonds (Series 2009A), 5.300%, 07/01/2034	3,041,012
	TOTAL	21,989,170
	Virginia – 1.3%
4,485,000	Tobacco Settlement Financing Corp., VA, Revenue Bonds, 5.625%, (United States Agency PRF 6/1/2015@100), 06/01/2037	5,344,102
1,170,000	Virginia Peninsula Port Authority, (Brinks Co. (The)), Coal Terminal Revenue Refunding Bonds (Series 2003), 6.000%, 04/01/2033	1,211,851
	TOTAL	6,555,953
	Washington – 2.6%
1,160,000	Energy Northwest, WA, Wind Project Revenue Bonds, 5.000%, (AMBAC INS), 07/01/2023	1,197,329
3,650,000	Port of Tacoma, WA, LT GO Bonds (Series 2008A), 5.000%, (Assured Guaranty Municipal Corp. INS), 12/01/2030	3,876,920
1,000,000	Skagit County, WA Public Hospital District No. 1, UT GO Bonds (Series 2004: Skagit Valley Hospital), 5.500%, (National Public Finance Guarantee Corporation INS), 12/01/2023	1,071,330
5,000,000	Washington State Health Care Facilities Authority, (Highline Medical Center), FHA Insured Mortgage Revenue Bonds (Series 2008), 6.250%, (FHA INS), 08/01/2036	5,478,000
1,750,000	Washington State Health Care Facilities Authority, (Kadlec Regional Medical Center), Revenue Bonds (Series 2010), 5.500%, 12/01/2039	1,724,923
	TOTAL	13,348,502
	West Virginia – 0.7%
1,000,000	Ohio County, WV County Commission, (Fort Henry Centre Tax Increment Financing District No. 1), Tax Increment Revenue Bonds (Series 2005A), 5.625%, 06/01/2034	913,030
2,900,000	Pleasants County, WV County Commission, (Allegheny Energy Supply Company LLC), PCR Revenue Refunding Bonds (Series 2007F), 5.250%, 10/15/2037	2,903,277
	TOTAL	3,816,307
	Wisconsin – 2.5%
2,265,000	Badger, WI Tobacco Asset Securitization Corp., Asset-Backed Revenue Bonds, 6.125%, (United States Treasury and Agency PRF), 06/01/2027	2,411,998
4,665,000	Wisconsin State General Fund Appropriation, (Wisconsin State), Revenue Bonds (Series 2009A), 5.750%, 05/01/2033	5,209,499
Annual Shareholder Report

Principal Amount or Shares		Value
$5,000,000	Wisconsin State, UT GO Bonds (Series 2003C), 5.000%, 05/01/2024	5,296,200
	TOTAL	12,917,697
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $280,230,471)	290,162,931
	SHORT-TERM MUNICIPALS – 1.6%;4
	Florida – 0.2%
850,000	Pinellas County, FL Health Facility Authority, (Series 2006A) Daily VRDNs (Bayfront Hospital), (SunTrust Bank LOC), 0.360%, 11/1/2010	850,000
	Michigan – 0.1%
365,000	Michigan Strategic Fund, (Series 2007) Weekly VRDNs (Diocese of Grand Rapids), (Fifth Third Bank, Cincinnati LOC), 0.380%, 11/5/2010	365,000
	Ohio – 0.2%
1,000,000	Montgomery County, OH, (Series 1998B) Daily VRDNs (Miami Valley Hospital), (JPMorgan Chase Bank, N.A. LIQ), 0.270%, 11/1/2010	1,000,000
	Pennsylvania – 1.1%
1,000,000	Pennsylvania State Higher Education Facilities Authority, (Series 2007B) Weekly VRDNs (La Salle University), (Citizens Bank of Pennsylvania LOC), 0.430%, 11/3/2010	1,000,000
4,950,000	Philadelphia, PA Authority for Industrial Development, (Series 2007A) Daily VRDNs (Fox Chase Cancer Center), (Citizens Bank of Pennsylvania LOC), 0.400%, 11/1/2010	4,950,000
	TOTAL	5,950,000
	TOTAL SHORT-TERM MUNICIPALS (AT COST)	8,165,000
	Purchased put Options – 0.0%
17,500,000	EUR PUT/USD CALL, Strike Price $1.191, Expiration Date 11/22/2010	0
8,400,000	GBP PUT/USD CALL, Strike Price $1.368, Expiration Date 11/22/2010	0
	TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $754,950)	0
	TOTAL INVESTMENTS — 99.5% (IDENTIFIED COST $498,305,824)[5]	516,241,327
	OTHER ASSETS AND LIABILITIES - NET — 0.5%[6]	2,851,257
	TOTAL NET ASSETS — 100%	$519,092,584

At October 31, 2010, the Fund had the following outstanding written call option contracts:

Security	Expiration Date	Exercise Price	Contracts	Value
GBP CALL/USD PUT	November 2010	$1.512	8,400,000	$(477,372)
EUR CALL/USD PUT	November 2010	$1.316	17,500,000	$(954,975)
(PREMIUMS RECEIVED $574,344)				$(1,432,347)

Value of Written Call Option Contracts is included in “Other Assets and Liabilities — Net.”

Annual Shareholder Report

At October 31, 2010, the Fund held no securities that are subject to the federal alternative minimum tax (AMT).

1	Denotes variable rate and floating rate obligations for which the current rate is shown.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2010, these restricted securities amounted to $528,010, which represented 0.1% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2010, these liquid restricted securities amounted to $528,010, which represented 0.1% of total net assets.
4	Current rate and next reset date shown for Variable Rate Demand Notes.
5	The cost of investments for federal tax purposes amounts to $499,305,309.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2010, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 – Quoted Prices and Investments in Mutual Funds	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$161,259,111	$ —	$ —	$161,259,111
International	56,654,285	—	—	56,654,285
Debt Securities:
Municipal Bonds	—	290,162,931	—	290,162,931
Short-Term Municipals	—	8,165,000	—	8,165,000
Options	—	0	—	0
TOTAL SECURITIES	$217,913,396	$298,327,931	$ —	$516,241,327
OTHER FINANCIAL INSTRUMENTS*	$ —	$(1,432,347)	$ —	$(1,432,347)
*	Other financial instruments include written call option contracts.

Annual Shareholder Report

The following acronyms are used throughout this portfolio:

ADR	— American Depositary Receipt
AMBAC	— American Municipal Bond Assurance Corporation
COP	— Certificate of Participation
EDA	— Economic Development Authority
EDRBs	— Economic Development Revenue Bonds
EUR	— Euro
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
GBP	— Great Britain Pound
GO	— General Obligation
HEFA	— Health and Education Facilities Authority
HFDC	— Health Facility Development Corporation
IDA	— Industrial Development Authority
IDB	— Industrial Development Bond
IDFA	— Industrial Development Finance Authority
IDRBs	— Industrial Development Revenue Bonds
INS	— Insured
LIBOR	— London Interbank Offered Rate
LID	— Local Improvement District
LIQ	— Liquidity Agreement
LO	— Limited Obligation
LOC	— Letter of Credit
LT	— Limited Tax
PCR	— Pollution Control Revenue
PRF	— Prerefunded
SID	— Special Improvement District
TOBs	— Tender Option Bonds
USD	— Unified School District
UT	— Unlimited Tax
VRDNs	— Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

October 31, 2010

Assets:
Total investments in securities, at value (identified cost $498,305,824)		$516,241,327
Cash		500,183
Income receivable		5,236,237
Receivable for investments sold		4,628,387
Receivable for shares sold		395,319
TOTAL ASSETS		527,001,453
Liabilities:
Payable for investments purchased	$5,061,377
Payable for shares redeemed	1,017,749
Options written, at value (premium $574,344)	1,432,347
Payable for distribution services fee (Note 5)	97,853
Payable for shareholder services fee (Note 5)	197,869
Accrued expenses	101,674
TOTAL LIABILITIES		7,908,869
Net assets for 49,362,410 shares outstanding		$519,092,584
Net Assets Consist of:
Paid-in capital		$581,166,876
Net unrealized appreciation of investments and written options		17,077,500
Accumulated net realized loss on investments, foreign currency transactions, futures contracts and swap contracts		(79,863,086)
Undistributed net investment income		711,294
TOTAL NET ASSETS		$519,092,584
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($348,190,699 ÷ 33,105,734 shares outstanding), no par value, unlimited shares authorized	$10.52
Offering price per share (100/94.50 of $10.52)	$11.13
Redemption proceeds per share	$10.52
Class B Shares:
Net asset value per share ($50,780,731 ÷ 4,830,486 shares outstanding), no par value, unlimited shares authorized	$10.51
Offering price per share	$10.51
Redemption proceeds per share (94.50/100 of $10.51)	$9.93
Class C Shares:
Net asset value per share ($101,822,104 ÷ 9,686,292 shares outstanding), no par value, unlimited shares authorized	$10.51
Offering price per share	$10.51
Redemption proceeds per share (99.00/100 of $10.51)	$10.40
Class F Shares:
Net asset value per share ($18,299,050 ÷ 1,739,898 shares outstanding), no par value, unlimited shares authorized	$10.52
Offering price per share (100/99.00 of $10.52)	$10.63
Redemption proceeds per share (99.00/100 of $10.52)	$10.41

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended October 31, 2010

Investment Income:
Interest		$15,321,653
Dividends (net of foreign taxes withheld of $180,208)		7,717,359
TOTAL INCOME		23,039,012
Expenses:
Investment adviser fee (Note 5)	$5,442,956
Administrative personnel and services fee (Note 5)	424,748
Custodian fees	25,517
Transfer and dividend disbursing agent fees and expenses	360,896
Directors'/Trustees' fees	2,853
Auditing fees	23,540
Legal fees	6,718
Portfolio accounting fees	156,166
Distribution services fee — Class B Shares (Note 5)	401,158
Distribution services fee — Class C Shares (Note 5)	809,325
Shareholder services fee — Class A Shares (Note 5)	905,185
Shareholder services fee — Class B Shares (Note 5)	133,690
Shareholder services fee — Class C Shares (Note 5)	269,595
Shareholder services fee — Class F Shares (Note 5)	39,880
Account administration fee — Class A Shares	916
Account administration fee — Class C Shares	179
Account administration fee — Class F Shares	168
Share registration costs	50,583
Printing and postage	45,468
Insurance premiums	5,420
Miscellaneous	6,609
TOTAL EXPENSES	9,111,570
Annual Shareholder Report

Statement of Operations — continued
Waivers and Reduction:
Waiver of investment adviser fee (Note 5)	$(2,432,086)
Waiver of administrative personnel and services fee (Note 5)	(10,539)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(17,700)
TOTAL WAIVERS AND REDUCTION		$(2,460,325)
Net expenses			$6,651,245
Net investment income			16,387,767
Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			28,221,252
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			3,605,989
Net change in unrealized depreciation of written options			(858,003)
Net realized and unrealized gain on investments, written options and foreign currency transactions			30,969,238
Change in net assets resulting from operations			$47,357,005

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended October 31	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$16,387,767	$19,044,487
Net realized gain (loss) on investments and foreign currency transactions	28,221,252	(65,371,234)
Net change in unrealized appreciation/depreciation of investments, translation of assets and liabilities in foreign currency and written options	2,747,986	92,700,829
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	47,357,005	46,374,082
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(11,711,822)	(13,713,590)
Class B Shares	(1,316,682)	(1,588,579)
Class C Shares	(2,656,628)	(3,247,895)
Class F Shares	(560,963)	(540,576)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(16,246,095)	(19,090,640)
Share Transactions:
Proceeds from sale of shares	59,483,523	84,433,383
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Stock and California Muni Fund	—	7,529,084
Net asset value of shares issued to shareholders in payment of distributions declared	13,884,612	16,339,448
Cost of shares redeemed	(155,629,440)	(164,730,604)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(82,261,305)	(56,428,689)
Change in net assets	(51,150,395)	(29,145,247)
Net Assets:
Beginning of period	570,242,979	599,388,226
End of period (including undistributed net investment income of $711,294 and $583,319, respectively)	$519,092,584	$570,242,979

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

October 31, 2010

1. ORGANIZATION

Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Muni and Stock Advantage Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide tax-advantaged income with a secondary objective of capital appreciation.

On March 27, 2009, the Fund received assets from Federated Stock and California Muni Fund as the result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Federated Stock and California Muni Fund Net Assets Received	Unrealized Depreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
838,385	$7,529,084	$(849,128)	$535,404,080	$542,933,164
1	Unrealized Depreciation is included in the Federated Stock and California Muni Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

Annual Shareholder Report

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability Annual Shareholder Report of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At October 31, 2010, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Option Contracts

The Fund may buy or sell put and call options to maintain flexibility, produce income or hedge. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset Annual Shareholder Report to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2010, the Fund had no realized gain/loss on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at October 31, 2009	—	$ —
Contracts written	25,900,000	574,344
Outstanding at October 31, 2010	25,900,000	$574,344

Written options contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Total investments in securities, at value	$0	Options written, at value	$1,432,347

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(1,508)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Option Contracts
Equity contracts	$(1,612,953)

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the Annual Shareholder Report restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,362,816	$44,560,457	6,502,043	$60,323,072
Shares issued in connection with the tax-free transfer of assets from Federated Stock and California Muni Fund	—	—	619,367	5,562,217
Shares issued to shareholders in payment of distributions declared	1,007,450	10,335,671	1,323,899	12,347,962
Shares redeemed	(10,931,175)	(112,294,663)	(12,498,238)	(116,701,747)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,560,909)	$(57,398,535)	(4,052,929)	$(38,468,496)
Year Ended October 31	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	311,609	$3,198,696	522,738	$4,874,981
Shares issued to shareholders in payment of distributions declared	110,681	1,134,601	140,608	1,309,193
Shares redeemed	(1,207,800)	(12,395,177)	(1,318,448)	(12,319,932)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(785,510)	$(8,061,880)	(655,102)	$(6,135,758)
Annual Shareholder Report

Year Ended October 31	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	783,793	$8,047,409	1,612,662	$15,048,979
Shares issued in connection with the tax-free transfer of assets from Federated Stock and California Muni Fund	—	—	219,018	1,966,867
Shares issued to shareholders in payment of distributions declared	182,588	1,871,435	232,301	2,162,734
Shares redeemed	(2,731,550)	(28,032,818)	(3,527,262)	(32,649,128)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,765,169)	$(18,113,974)	(1,463,281)	$(13,470,548)
Year Ended October 31	2010		2009
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	357,457	$3,676,961	447,149	$4,186,351
Shares issued to shareholders in payment of distributions declared	52,905	542,905	55,609	519,559
Shares redeemed	(282,514)	(2,906,782)	(326,444)	(3,059,797)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	127,848	$1,313,084	176,314	$1,646,113
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(7,983,740)	$(82,261,305)	(5,994,998)	$(56,428,689)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(13,697)	$13,697

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2010 and 2009, was as follows:

	2010	2009
Tax-exempt income	$10,728,572	$12,942,415
Ordinary income	$5,517,523	$6,148,225

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$241,956
Undistributed tax-exempt income	$469,338
Net unrealized appreciation	$16,078,015
Capital loss carryforwards	$(78,863,601)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At October 31, 2010, the cost of investments for federal tax purposes was $499,305,309. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from written options was $16,936,018. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $27,806,982 and net unrealized depreciation from investments for those securities having an excess of cost over value of $10,870,964.

At October 31, 2010, the Fund had a capital loss carryforward of $78,863,601 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2015	$236,030
2016	$10,584,272
2017	$68,043,299

As a result of the tax-free transfer of assets from Federated Stock and California Muni Fund, the use of certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $27,929,064 to offset taxable capital gains realized during the year ended October 31, 2010.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2010, the Adviser voluntarily waived $2,432,086 of its fee.

Annual Shareholder Report

Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2010, the Sub-Adviser earned a fee of $800,119.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2010, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $10,539 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2010, FSC retained $71,250 of fees paid by the Fund. For the year ended October 31, 2010, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Annual Shareholder Report

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2010, FSC retained $83,484 in sales charges from the sale of Class A Shares. FSC also retained $16,168 of CDSC relating to redemptions of Class A Shares, $1,841 relating to redemptions of Class C Shares and $3,269 relating to redemptions of Class F Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended October 31, 2010, FSSC received $3,528 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 1.00%, 1.75%, 1.75% and 1.00% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) December 31, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Interfund Transactions

During the year ended October 31, 2010, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $279,795,419 and $283,697,628, respectively.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2010, the Fund's expenses were reduced by $17,700 under these arrangements.

7. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended October 31, 2010, were as follows:

Purchases	$378,979,208
Sales	$455,368,926
Annual Shareholder Report

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2010, there were no outstanding loans. During the year ended October 31, 2010, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2010, there were no outstanding loans. During the year ended October 31, 2010, the program was not utilized.

10. Legal Proceedings

Since February, 2004, Federated Investors, Inc. and related entities (collectively, “Federated”), have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Federated Funds”). Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

11. Subsequent events

Effective December 29, 2010, the Fund will begin offering Institutional Shares.

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2010, 66.04% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

For the fiscal year ended October 31, 2010, 100% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2010, 100% qualify for the dividend received deduction available to corporate shareholders.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF Trustees OF Federated Income Securities Trust AND SHAREHOLDERS OF Federated Muni AND Stock Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Federated Muni and Stock Advantage Fund (the “Fund”) (one of the portfolios constituting Federated Income Securities Trust), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Muni and Stock Advantage Fund, a portfolio of Federated Income Securities Trust, at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2010

Annual Shareholder Report

Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 Trustee Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 2000	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
Annual Shareholder Report

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Joseph M. Balestrino is Vice President of the Trust. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino has received the Chartered Financial Analyst designation and holds a Master's Degree in Urban and Regional Planning from the University of Pittsburgh.
Randall S. Bauer Birth Date: November 16, 1957 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Randall S. Bauer is Vice President of the Trust. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Sub-Adviser since 1994 and a Senior Vice President of the Fund's Sub-Adviser beginning 2007. Mr. Bauer has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from the Pennsylvania State University.
John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Began serving: May 2004	Principal Occupations: John L. Nichol has been the Fund's Portfolio Manager since 2003. He is Vice President of the Trust. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol has received the Chartered Financial Analyst designation. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2010

Federated Muni and Stock Advantage Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2010. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

Annual Shareholder Report

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board Annual Shareholder Report considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

Annual Shareholder Report

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Muni and Stock Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420C837
Cusip 31420C829
Cusip 31420C811
Cusip 31420C720

31285 (12/10)

Federated is a registered mark of Federated Investors, Inc.
2010  ©Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $187,500

Fiscal year ended 2009 - $180,100

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $252

Fiscal year ended 2009 - $0

Audit Committee meetings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $3,805 respectively.  Fiscal year ended 2009 - Audit consent fees related to N-14 merger documents.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $25,997 and $52,352 respectively.  Fiscal year ended 2010- Service fees for analysis of potential Passive Foreign Investment Company holdings.  Fiscal year ended 2009 – Discussions on accounting related to REMICs, assistance and valuation matters for fund acquisitions and service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2010 - $412,744

Fiscal year ended 2009 - $284,523

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                                Federated Income Securities Trust

By	/S/ _______Richard A. Novak___

Richard A. Novak, Principal Financial Officer

Date	___December 20, 2010_______

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ ___J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date	___December 20, 2010_______

By	/S/ ___Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date	___December 20, 2010_______